Fees Summary	Feb. 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	2,923.89
Total Transaction Valuation	21,171,608.97
Total Offset Amount	0
Net Fee	$ 2,923.89